[Letterhead of Gitomer & Berenholz, P.C.]


July 18, 2000

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re: Form 8-K Report
    Change of Accountants
    Dimensional Visions Incorporated

To Whom It May Concern:

This letter is written to confirm that we received the Form 8-K dated July 18, 2000 and we agree with the Form 8-K report.

Very truly yours,

/s/ Gitomer & Berenholz, P. C.

Gitomer & Berenholz, P.C.